                                                                  EXHIBIT 10.3


                                  STAPLES, INC.
                                  -------------

                      OFFICER AND KEY MANAGEMENT BONUS PLAN
                      -------------------------------------


PURPOSE:

Staples' believes in providing incentives to reward Officer and Key Management associates who have a measurable impact on sales and earnings in order to meet the following objectives:

To align the interests of Officers and Key Management with those of our shareholders. To maintain a total compensation program which motivates and rewards high levels of performance; To recognize and reward efforts and contributions made to the company's success;

PROVISIONS:

Participants have an assigned bonus award target equal to a specific percentage of salary earned during the year. For this purpose, salary is defined as the base pay an individual earns during the fiscal year. The percentage of participation for each position is determined based on job level and position responsibilities. Participants can earn up to a maximum of 200% of their bonus award target.

BONUS CRITERIA:

I. POINT TEAM

        Corporate Earnings                90%
        Customer Service                  10%

II. CORPORATE KEYMAN

        Corporate Earnings                70%
        Corporate Sales                   20%
        Customer Service                  10%

III. SBU KEYMAN

        Corporate Earnings                30%
        SBU Earnings                      40%
        SBU Sales                         20%
        Customer Service                  10%


IV. INDIVIDUAL OBJECTIVES

    Individual Objectives for Directors and Managers in Corporate and the SBU's
    may be established if they are tied to measurable criteria that directly support earnings and/or sales achievement.
        Corporate Earnings                30%
        Individual Earnings Objectives    40%
        Individual Sales Objectives       20%
        Customer Service                  10%


    Individual bonus payouts will be limited to 100% of bonus opportunity if the Company does not achieve 100% of budgeted EPS.




Staples, Inc.
Officer & Keyman Bonus Plan


PERFORMANCE MEASUREMENT:

I. CORPORATE

    A. Earnings - based on EPS

             Bonus
        EPS Budget
        ----------
            Payout
            ------
        90% Total Company Achievement                              25%
        100% Achievement using 100% Corp Contingency               75%
        100% Achievement using 50% Corp Contingency               125%
        100% Achievement using no Corp Contingency                200%


    B. Sales - Corporate

        Budgeted              Bonus
        Sales                 Payout
        -----                 ------
         90%                   25%
         99%                   75%
        104%                  125%
        109%                  200%

    Corporate sales targets are the sum of each business unit sales target at the respective payout levels. The sales bonus payout level cannot be greater that the earnings payout level.

II. SUPERSTORES

    Bonus payouts will be limited to 100% of bonus opportunity if the Company does not achieve 100% of budgeted EPS.

    A. Earnings - Pretax Income Net of Bonus, Interest and G&A

        Budgeted              Bonus
        Earnings              Payout
        --------              ------
         90%                    25%
        100%                    75%
        105%                   125%
        110%                   200%

    B. Sales

        Budgeted              Bonus
        Sales                 Payout
        -----                 ------
         90%                    25%
        100%                    75%
        104%                   125%
        110%                   200%

    The sales bonus payout level cannot be greater that the earnings payout level.






Staples, Inc.
Officer & Keyman Bonus Plan

III. STAPLES DIRECT

    Bonus payouts will be limited to 100% of bonus opportunity if the Company does not achieve 100% of budgeted EPS.

    A. Earnings - Pretax Income Net of Bonus, Interest and G&A

        Budgeted              Bonus
        Earnings              Payout
        --------              ------
         90%                    25%
        100%                    75%
        105%                   125%
        110%                   200%


    B. Sales

        Budgeted              Bonus
        Sales                 Payout
        -----                 ------
         90%                    25%
         95%                    75%
        100%                   125%
        105%                   200%


    The sales bonus payout level cannot be greater that the earnings payout level.

IV. CANADA DIRECT & CONTRACT STATIONERS

    Bonus payouts will be limited to 100% of bonus opportunity if the Company does not achieve 100% of budgeted EPS.

    A. Earnings - Pretax Income Net of Bonus, Interest and G&A

        Budgeted              Bonus
        Earnings              Payout
        --------              ------
         90%                    25%
        100%                    75%
        105%                   125%
        110%                   200%


    B. Sales

        Budgeted              Bonus
        Sales                 Payout
        -----                 ------
         90%                    25%
        100%                    75%
        105%                   125%
        110%                   200%


    The sales bonus payout level cannot be greater that the earnings payout level.

Staples, Inc.
Officer & Keyman Bonus Plan

V. INTERNATIONAL

    Bonus payouts will be limited to 100% of bonus opportunity if the Company does not achieve 100% of budgeted EPS.

    A. Earnings - Pretax Income Net of Bonus, Interest and G&A

        Budget                                                    Payout
        ------                                                    ------
         90%                                                       25%
        100% Using 100% Contingency                                75%
        100% Using 50% Contingency                                125%
        100% Using no Contingency                                 200%



    B. Sales

        Budgeted              Bonus
        Sales                 Payout
        -----                 ------

         90%                    25%
        100%                    75%
        105%                   125%
        110%                   200%


    The sales bonus payout level cannot be greater that the earnings payout level.

OPERATION:

The Plan, individual incentive targets and individual objectives are established at the beginning of the fiscal year by the Management Committee with the approval of the Compensation Committee of the Board and provided to participants once finalized.

Incentive compensation will be computed on the results of the operation for the fiscal year beginning February 4, 1996 and ending February 1, 1997.

It is the intention of the Company that all incentive payments for the fiscal year 1996 will be paid by the end of April, 1997.

ELIGIBILITY:

Management positions which are leveled at or above level fourteen are generally eligible for participation based on the following criteria:

Active employment in an eligible position during the fiscal year beginning February 4, 1996 and ending on February 1, 1997;

Associates who transfer into or out of an eligible position during the fiscal year will receive a prorated incentive award based on the number of weeks employed in an incentive eligible position in the fiscal year;

Associates who retire or leave employment due to death or permanent disability will receive a prorated incentive award based on the number of weeks of active employment in the fiscal year;

Staples, Inc.
Officer & Keyman Bonus Plan

ELIGIBILITY continued

    Associates who are on sick leave in excess of four weeks are not eligible for an incentive award for the duration of the illness unless otherwise approved by the Management Committee;

    Incentive awards are not vested. Associates who terminate for any reason other than permanent disability, death or retirement prior to the end of the fiscal year are not eligible to receive an award for that fiscal year.

GENERAL

Bonus awards are not earned or vested until actual payments are made; Staples, Inc. reserves the right AT ANY TIME PRIOR TO ACTUAL PAYMENT OF BONUS AWARDS to amend , terminate and/or discontinue the Plan in whole or in part whenever it is considered necessary. The Compensation Committee of the Board shall be solely responsible for interpreting the provisions of the Plan, including determining to what extent, if any, specific items are to be counted in the relevant sales, earnings and customer service goals for any associate.

The Plan is subject to applicable Government and economic controls in effect during its operation and, therefore, payments may be subject to limitations.

The Plan is not considered to be a part of an employment agreement nor an agreement on the part of management of the Company for such employment.

Any exceptions to the Plan must be approved in writing by the Management Committee.